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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                            SCHEDULE 14A INFORMATION
                                PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ ] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO SEC. 240.14a-11(c) OR SEC. 240.14a-12
                            ------------------------

                           BURLINGTON RESOURCES INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 [X] No fee required
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2) Form, Schedule or Registration Statement No.:

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          3) Filing Party:

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          4) Date Filed:

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

                          [BURLINGTON RESOURCES LOGO]

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held April 17, 2002

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Burlington Resources Inc. will be held on Wednesday, April 17, 2002, at 9:00 a.m. local time in the Ambassador Room, The St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, for the following purposes:

     1.  To elect eleven directors, each to hold office for a term of one year.

     2. To consider and approve the Burlington Resources Inc. 2002 Stock Incentive Plan.

     3. To transact any other business which may be properly brought before the meeting.

     Only stockholders of record at the close of business on February 20, 2002 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                                  JEFFERY P. MONTE
                                                 Corporate Secretary

March 15, 2002

                           BURLINGTON RESOURCES INC.
                                5051 WESTHEIMER
                           HOUSTON, TEXAS 77056-2124

                                                                   Mailing Date:
                                                                  March 15, 2002

                                PROXY STATEMENT

     The enclosed proxy is solicited by the management of Burlington Resources Inc. (the "Company") for use at the Annual Meeting of Stockholders on April 17, 2002. Shares of common stock, par value $.01 per share ("Common Stock") of the Company represented by a properly executed proxy will be voted at the meeting. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Mr. Jeffery P. Monte, Corporate Secretary, Burlington Resources Inc., 5051 Westheimer, Suite 1400, Houston, Texas 77056-2124, or by signing and delivering a proxy which is dated and received later, either electronically or by mail, or, if the stockholder attends the meeting in person, by giving notice of revocation to the Inspector of Election at the meeting.

     February 20, 2002 was the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date there were outstanding and entitled to vote 200,935,551 shares of Common Stock, which is the Company's only class of voting securities. Each stockholder is entitled to one vote for each share of Common Stock held of record. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of Directors. An affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is required for approval of all other items being submitted to the stockholders for their consideration. Abstentions are counted in the number of shares present in person or represented by proxy and entitled to vote for purposes of determining whether a proposal has been approved, whereas broker nonvotes are not counted for those purposes.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Board of Directors of the Company held 9 meetings during 2001. The standing committees of the Board of Directors include an Audit Committee and a Compensation and Nominating Committee. The Audit Committee held 6 meetings during 2001. This committee's primary purpose is to assist the Board of Directors in overseeing management and the independent auditors in fulfilling their responsibilities in the financial reporting process of the Company. The Compensation and Nominating Committee held 4 meetings during 2001. This committee reviews and recommends to the Board of Directors the compensation and promotion of senior officers, the size and composition of the Board of Directors, including nominees for Directors, and any proposed broad-based and stock-based employee benefit plans. In addition, this committee grants restricted stock, stock options and other forms of long-term incentive compensation. During 2001, each Director attended at least 75 percent of the meetings of the Board of Directors and the committees thereof on which such Director served.

     The Compensation and Nominating Committee will consider proposals for nominees for Directors from stockholders which are made in writing to Mr. Jeffery P. Monte, Corporate Secretary, Burlington Resources Inc., 5051 Westheimer, Suite 1400, Houston, Texas 77056-2124.

                         STOCK OWNERSHIP OF MANAGEMENT
                           AND CERTAIN OTHER HOLDERS

     The following table sets forth information about the only known beneficial owners of more than 5% of the Company's Common Stock as of February 20, 2002. This information is based solely on the Company's review of Schedules 13G filed by such beneficial owners with the Securities and Exchange Commission (the "SEC").

                                                                           PERCENT
                    NAME AND ADDRESS OF                       NUMBER OF      OF
                      BENEFICIAL OWNER                          SHARES      CLASS
                    -------------------                       ----------   -------
FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson(1)...  11,058,030    5.51%
  82 Devonshire Street
  Boston, Massachusetts 02109

---------------

NOTES

(1) In its Schedule 13G filed January 10, 2002 with respect to its securities as of December 31, 2001, FMR Corp. states that it has sole voting power as to 2,178,813 shares and sole dispositive power with respect to 11,058,030 shares. Mr. Johnson and Ms. Johnson state that they each have sole voting power with respect to no shares and sole dispositive power with respect to 11,058,030 shares.

     The following table sets forth the number of shares of Common Stock beneficially owned as of February 20, 2002 by each Director or nominee for Director, the executive officers of the Company named in the Summary Compensation Table below, and by all Directors and executive officers as a group. No individual Director or nominee for Director or named executive officer beneficially owns 1 percent or more of the Company's outstanding Common Stock, nor do the Directors and executive officers as a group.

                                                              NUMBER OF SHARES
                                                 ------------------------------------------
                                                 BENEFICIALLY      DEFERRAL
                     NAME                         OWNED (1)        PLANS (2)        TOTAL
-----------------------------------------------  ------------      ---------      ---------
DIRECTORS
R.V. Anderson..................................       6,000           1,778           7,778
L. I. Grant....................................      15,762           9,272          25,034
R. J. Harding..................................      --               --             --
J. T. LaMacchia................................      18,000           4,156          22,156
J. F. McDonald.................................      17,653           4,158          21,811
K. W. Orce.....................................      36,877(3)        6,255          43,132
D. M. Roberts..................................      38,000          13,734          51,734
J. F. Schwarz..................................      19,088(4)        6,842          25,930
W. Scott, Jr...................................      16,296          12,160          28,456
B. S. Shackouls................................     680,021         129,321         809,342
W. E. Wade, Jr. ...............................       6,300           1,007           7,307
NAMED EXECUTIVE OFFICERS
L. D. Hanower..................................     166,135          37,698         203,833
R. L. Limbacher................................     145,470          24,646         170,116
S. J. Shapiro..................................      66,427           6,397          72,824
J. A. Williams.................................     136,331          25,451         161,782
ALL DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (15 PERSONS)......................   1,367,060         281,868       1,648,928

NOTES

     (1) For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of February 20, 2002; as a result, the number of shares shown in this column includes for Mr. Anderson, Ms. Grant, Mr. LaMacchia, Mr. McDonald, Mr. Orce, Mr. Roberts, Mr. Schwarz, Mr. Scott, Mr. Wade, Mr. Shackouls, Mr. Hanower, Mr. Limbacher, Mr. Shapiro, and

         Mr. Williams 5,000, 10,000, 10,000, 14,553, 24,252, 13,000, 16,626,
         14,553, 5,000, 609,000, 140,525, 122,100, 50,000, and 122,000 shares, respectively, and 1,156,609 shares for all Directors and executive officers as a group, which such person (or group) has the right to acquire within 60 days of February 20, 2002. For Messrs. Shackouls, Hanower, Limbacher, Shapiro and Williams, the number of shares shown in this column includes 65,000, 15,000, 15,000, 10,000, and 15,000 shares of Common Stock, respectively, subject to restrictions. Unless otherwise indicated below, the Directors, nominees for Directors, and executive officers named in the table above have sole voting and investment authority with respect to the shares set forth in the table.

     (2) These shares represent the economic equivalent of shares of Common Stock, and were received as a result of grants under the Phantom Stock Plan for Non-Employee Directors and several deferred compensation plans of the Company. These share equivalents are subject to Common Stock market price fluctuations.

     (3) Includes 3,000 shares of Common Stock owned by trusts of which Mr. Orce's wife is trustee and their children are beneficiaries. Mr. Orce disclaims beneficial ownership of these shares.

     (4) Includes 1,200 shares of Common Stock owned by Entech Enterprises, Inc., of which Mr. Schwarz is President and Chief Executive Officer. Mr. Schwarz disclaims beneficial ownership of these shares.

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of ten Directors. In accordance with the By-Laws of the Company, the Board of Directors has fixed the number of Directors constituting the Board of Directors at eleven effective April 17, 2002. It is proposed to elect eleven Directors, each to hold office for a term of one year and until his or her successor shall have been elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees named in this Proxy Statement, subject to the condition that if any of the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render any nominee named herein unable or unwilling to serve. Holders of the voting stock may not cumulate their votes in the election of Directors.

     Except for Mr. Harding, each of the following nominees is a Director of the Company at the present time:

     REUBEN V. ANDERSON--Age--59. Member--Audit Committee. Partner, Phelps Dunbar, Jackson, Mississippi--Law. For more than five years, Mr. Anderson's principal occupation has been as shown above. Mr. Anderson has been a Director of the Company since July 2001. Mr. Anderson is also a director of BellSouth, The Kroger Company, Trustmark National Bank and Mississippi Chemical Corporation.

     LAIRD I. GRANT--Age--56. Member--Audit Committee. Managing Director, U.S. Trust Company, Naples, Florida--Investment Management. Since October 2001, Ms. Grant's principal occupation has been as shown above. From December 1998 to October 2001, Ms. Grant was retired. From January 1995 to December 1998, Ms. Grant was President, Chief Executive Officer, Chief Investment Officer, and Director, Rockefeller & Co., Inc. a registered investment advisor. Ms. Grant has been a Director of the Company since 1996.

     ROBERT J. HARDING, FCA--Age--44. Chairman, Brascan Corporation, Toronto, Canada -- Real Estate, Financial and Power Generation Company with Investments in Natural Resources. Since August 1997, Mr. Harding's principal occupation has been as shown above. From February 1992 to August 1997, Mr. Harding was President and Chief Executive Officer of The Edper Group Limited, the predecessor to Brascan Corporation. If elected, Mr. Harding will commence service as a Director beginning April 2002. Mr. Harding is also a director of BPO Properties Inc., Noranda Inc., Nexfor Inc. and Falconbridge Limited.

     JOHN T. LAMACCHIA--Age--60. Member--Compensation and Nominating Committee. Chairman and Chief Executive Officer, Tellme Networks, Inc., Mountain View, California--Telecommunications. Since September 2001, Mr. LaMacchia's principal occupation has been as shown above. From May 2000 to September 2001, Mr. LaMacchia was retired. From May 1999 to May 2000, Mr. LaMacchia was President and Chief Executive Officer of Cellnet Data Systems, Inc. From October 1993 through February 1999, Mr. LaMacchia was President and Chief Executive Officer, Cincinnati Bell Inc. Mr. LaMacchia has been a Director of the Company since 1996. Mr. LaMacchia is also a director of Geneva Steel Holdings Corp., and The Kroger Company. In February 2000, Cellnet Data Systems Inc. filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in connection with the acquisition of the company's assets and assumption of certain debt by Schlumberger Limited.

     JAMES F. MCDONALD--Age--62. Member--Audit Committee. Chairman, President and Chief Executive Officer, Scientific-Atlanta, Inc., Lawrenceville, Georgia--Telecommunications. Since November 2000, Mr. McDonald's principal occupation has been as shown above. From July 1993 to November 2000 Mr. McDonald was President and Chief Executive Officer, Scientific-Atlanta, Inc. Mr. McDonald has been a Director of the Company since 1988. Mr. McDonald is also a director of Mirant Corporation and National Data Corporation.

     KENNETH W. ORCE--Age--58. Chairman--Audit Committee. Senior Partner, Cahill Gordon & Reindel, New York, New York--Law. For more than five years, Mr. Orce's principal occupation has been as shown above. Mr. Orce has been a Director of the Company since 1997. Cahill Gordon & Reindel provides legal services to the Company and its subsidiaries.

     DONALD M. ROBERTS--Age--66. Member--Audit Committee. Retired. Mr. Roberts has been retired since September 1995. From February 1990 until September 1995, Mr. Roberts was Vice Chairman and

Treasurer, United States Trust Company of New York and its parent, U.S. Trust Corporation. Mr. Roberts has been a Director of the Company since 1993. Mr. Roberts is also a director of York International Corporation.

     JOHN F. SCHWARZ--Age--65. Member--Compensation and Nominating Committee. Chairman, President and Chief Executive Officer, Entech Enterprises, Inc., Houston, Texas--Energy Investments. For more than five years, Mr. Schwarz' principal occupation has been as shown above. Mr. Schwarz has been a Director of the Company since 1997.

     WALTER SCOTT, JR.--Age--70. Chairman--Compensation and Nominating Committee. Chairman, Level 3 Communications, Inc., Omaha,
Nebraska -- Telecommunications and Internet Services. Since April 1998, Mr. Scott's principal occupation has been as shown above. From 1979 through March 1998, Mr. Scott was Chairman and President of Peter Kiewit Sons', Inc. Mr. Scott has been a Director of the Company since 1988. Mr. Scott is also a director of Berkshire Hathaway Inc., Commonwealth Telephone Enterprises, Inc., RCN Corporation, Valmont Industries, Inc., Peter Kiewit Sons' Inc. and Kiewit Materials Company.

     BOBBY S. SHACKOULS--Age--51. Chairman of the Board, President and Chief Executive Officer, Burlington Resources Inc., Houston, Texas. Since July 1997, Mr. Shackouls' principal occupation has been as shown above. From December 1995 to July 1997, Mr. Shackouls was President and Chief Executive Officer of the Company. Mr. Shackouls has been a Director of the Company since 1995. Mr. Shackouls is also a director of The Kroger Company.

     WILLIAM E. WADE, JR.--Age--59. Member--Compensation and Nominating Committee. Retired. From January 1998 to September 1998 Mr. Wade was President of Atlantic Richfield Company, an oil and gas company ("ARCO"). He served as an Executive Vice President of ARCO from June 1993 to January 1998. Mr. Wade has been a Director of the Company since July 2001.

DIRECTORS' COMPENSATION

     Directors who are not officers or employees of the Company receive an annual retainer of $55,000. Directors who are also officers or employees of the Company do not receive any compensation for duties performed as Directors. Directors who are not officers or employees of the Company may defer all or part of their compensation.

     The Company's 2000 Stock Option Plan for Non-Employee Directors provides for the annual grant of a nonqualified option for 2,000 shares of Common Stock immediately following the Annual Meeting of Stockholders to Directors who are not employees of the Company. In addition, an option for 5,000 shares is granted upon a Director's initial election or appointment to the Board of Directors. The exercise price per share with respect to each option is the fair market value (as defined in the plan) of the Common Stock on the date the option is granted. During 2001, an annual option for 2,000 shares of Common Stock was granted to Ms. Grant and to Messrs. LaMacchia, McDonald, Orce, Roberts, Schwarz, and Scott pursuant to this plan. In addition, during 2001 an option for 5,000 shares of Common Stock was granted to Messrs. Anderson and Wade upon their appointment to the Board of Directors pursuant to this plan.

     The Company's Phantom Stock Plan for Non-Employee Directors provides that immediately following each Annual Meeting of Stockholders, a memorandum account established for each of the Directors who is not an employee of the Company will be credited with 1,000 shares of phantom stock. Dividends paid on Common Stock are deemed to be reinvested in additional phantom stock pursuant to the plan. Amounts credited to the memorandum accounts pursuant to this plan are unfunded obligations of the Company. Upon termination of service as a Director, phantom shares credited in the memorandum account will be valued at the fair market value of the Company's Common Stock at that time and paid in cash.

     The Company has established a Charitable Award Program for Directors who have served on the Board of Directors for at least two years. Upon the death of a Director, the Company will donate $1 million to one or more educational institutions or private foundations nominated by the Director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such officers, Directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company by the Company's executive officers, Directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except John A. Williams filed a late Form 4 disclosing the sale of 8,057 shares of Common Stock.

                        REPORT ON EXECUTIVE COMPENSATION
                  BY THE COMPENSATION AND NOMINATING COMMITTEE

     The Compensation and Nominating Committee of the Board of Directors (the "Committee") is composed entirely of Directors who are not employees of the Company. The Committee is responsible for establishing and administering the Company's executive compensation program.

                     COMPENSATION PHILOSOPHY AND OBJECTIVES

     The philosophy underlying the development and administration of the Company's annual and long-term compensation plans is the alignment of the interests of the Company's executives with those of the shareholders. Key elements of this philosophy are:

     - Establishing compensation plans which strengthen the Company's ability to attract and retain executives and key employees and to deliver pay commensurate with the Company's performance, as measured by strategic, operating and financial objectives.

     - Providing significant equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as owners rather than just as employees.

     - Rewarding executives for superior performance when shareholders receive an above-average return on their investment over the long term.

     One of the Committee's objectives is to position executive base salaries to be competitive with other companies in the energy sector. In 2001, executive base salaries were at the median when compared to a group of oil and gas companies. This compensation comparator group includes many of the companies currently in the Dow Jones Secondary Oil Index, which is used in the Comparison of Cumulative Total Shareholder Return, together with certain other independent and integrated oil and gas companies. The performance of the companies in the compensation comparator group is not considered in establishing executive base salaries.

     The Incentive Compensation Plan, or annual bonus plan, is the program by which executives can earn additional compensation based on individual, division and Company performance relative to certain annual objectives. At maximum award levels, total annual cash compensation for the Company's executives is in the top quartile of the compensation comparator group's total annual cash compensation. The plan allows for maximum awards of up to 150 percent of base salary. In evaluating the Company's 2001 performance, the Committee considered a combination of strategic, operating and financial objectives, including Return on Capital Employed, growth in Appraised Net Worth per share, Change in Earnings Before Interest, Income Taxes, Depreciation, Amortization, and Exploration Expenses (EBITDAX), Production and Reserve Replacement Cost. Some of these metrics, such as Appraised Net Worth and EBITDAX, are calculated on a price normalized basis. These measures were specifically weighted and are considered to be critical to the Company's fundamental goal of building shareholder value. In addition, the Committee has the discretion to override the result of these measures based upon the Company's relative Total Shareholder Return as compared to the Dow Jones Secondary Oil Index.

     Beginning in 2002, the Company will begin to use a self-constructed peer group for purposes of assessing its relative Total Shareholder Return. The new peer group includes large capitalization exploration and production companies including Anadarko Petroleum Corp., Apache Corp., Devon Energy Corporation, EOG Resources, Inc., Noble Affiliates, Inc., Ocean Energy, Inc. and Unocal Corporation. There will also be a change in the metrics utilized for 2002. Change in Unit Cash Costs will be added. Production will be redefined as Change in Production per Share. Change in EBITDAX will be eliminated as the revenue component will be reflected in the Production metric and the cost component will be provided by the Cash Cost metric.

     The Company's long-term incentive program consists of the 1993 Stock Incentive Plan (the "Stock Incentive Plan") and the 2001 Performance Share Unit Plan (the "PSU Plan"). The Committee's objective is to structure the executives' long-term incentive compensation opportunity at approximately the seventy-fifth percentile of long-term compensation provided by the compensation comparator group and to emphasize equity as the cornerstone of the Company's long-term incentive compensation program. Long-term incentive benefits are dependent on the Company's achievement of its strategic, operating and financial goals, the Company's relative Total Shareholder Return as compared to the TSR peer group, and the price of the Company's Common Stock.

     Under the Stock Incentive Plan, stock options are granted to executives, managers and key employees. The options vest no earlier than one year after the grant date, have a term of ten years and have an exercise price equal to the fair market value of the Common Stock on the day of grant. Restricted stock is also granted to this group of employees. The restrictions on this stock generally lapse on the third anniversary of the date of grant. Stock purchase rights are also made available to the same group of employees. They give the employee a one-time opportunity to purchase, with all or a portion of his or her after-tax annual bonus or PSU Plan pay-out, the Company's Common Stock at a discount of up to 25 percent of fair market value. Stock purchased under the Plan cannot be sold for at least three years or until termination of employment. The 1993 Stock Incentive Plan will terminate upon the approval of the Burlington Resources Inc. 2002 Stock Incentive Plan by stockholders. The 2002 Stock Incentive Plan does not include stock purchase rights.

     Vesting of units under the PSU Plan occurs over a four year performance period ending in December 2004 and is dependent on the Company's achievement of its strategic, operating and financial objectives and the Company's relative Total Shareholder Return. Up to 25 percent of the units granted are eligible to vest and pay-out for each year of the plan. Units which do not vest in any given year may be carried over for vesting consideration at the end of the four year cycle.

     The deferred compensation provisions of the Company's compensation plans, including the PSU Plan, permit participants to allocate all or a portion of their deferred compensation in a variety of investment funds, including phantom shares of the Company's Common Stock. As an inducement for executives to increase their exposure to the Company's Common Stock the plans permit executives the opportunity to invest their deferred PSU Plan pay-out in phantom shares at 75 percent of the fair market value of the Company's Common Stock, provided that such funds may not be transferred to another investment fund for three years or until termination of employment. Beginning in 2003, the Incentive Compensation Plan will also allow deferrals into phantom stock at 75 percent of fair market value.

     The Omnibus Budget Reconciliation Act of 1993 places a limit on the amount of certain types of compensation for each of the executive officers which may be tax deductible by the Company. The Company's policy is, primarily, to design and administer compensation plans which support the achievement of long-term strategic objectives and enhance shareholder value. Where it is consistent with this compensation philosophy, the Committee will also attempt to structure compensation programs that are tax-deductible by the Company.

                      COMPANY PERFORMANCE AND COMPENSATION

  Annual Incentive Award

     The Company generally exceeded its operational objectives for the year. Natural gas equivalent production, Return on Capital Employed and growth in price normalized EBITDAX all exceeded objectives. Price normalized Appraised Net Worth per share met the target. Reserve replacement costs were higher than target.

     Through several initiatives, including the acquisition of Canadian Hunter Exploration Ltd., the Company improved its portfolio of future investment opportunities. Through internal development and acquisitions, the Company replaced 268 percent of production for the year and grew reserves by 19 percent per share.

     In view of these results, the Committee awarded Mr. Shackouls an annual incentive award of $1,109,550, which represents 113.8 percent of his base salary. Similarly, the Committee awarded the other executive officers 113.8 percent of their base salaries.

     In general, the Committee reviews the base salaries for the executive group every year and in connection with promotions or significant changes in responsibilities. The base salary for Mr. Shackouls and for most of the other executive officers were not adjusted in January 2002.

  Long-Term Incentive Plan Payout

     The Company's performance, for purposes of the PSU Plan pay out, was evaluated over a one year period, beginning January 1, 2001 and ending December 31, 2001. The Committee determined that the Company's performance was average and its Total Shareholder Return was below average, compared to the Dow Jones Secondary Oil Index and the new self-constructed TSR peer group. The Committee approved the vesting of 50 percent of the eligible units based upon the Company's performance for 2001 or 25,000 units for Mr. Shackouls and 25,000 units for the other executive officers.

     Pay-out under the PSU Plan, which occurred in January 2002, was based on the number of vested units multiplied by the average closing price of the Company's Common Stock for the 20 trading days prior to and including December 31, 2001. Aggregate payments under this plan consisted of $911,500 to Mr. Shackouls and $911,500 to the other executive officers.

  Long-Term Incentive Plan Awards

     As an incentive for future performance and consistent with the objective of targeting long-term incentive compensation at the seventy-fifth percentile when compared to the comparator group of oil and gas companies, the Committee in January 2002 granted Mr. Shackouls 140,000 stock options and 20,000 shares of restricted stock. The Committee also granted the other executive officers an aggregate of 140,000 stock options and an aggregate of 20,000 shares of restricted stock. The grant of restricted stock vests in three years.

     No new awards were made under the PSU Plan in January 2002.

                                STOCK OWNERSHIP

     The Committee established stock ownership guidelines in 1993 to more closely align executive management's personal financial interests with the interests of all shareholders. The guidelines require executives, depending upon their position, to hold the equivalent of one to four times their base pay in the Company's stock. These targets were to be achieved by the end of 1998 or, for new incumbents, within five years of their appointment to the position. As of February 20, 2002, the record date for the Annual Meeting, each of the Company's executive officers had attained the stock ownership targets currently required by the guidelines.

                                    COMPENSATION AND NOMINATING COMMITTEE

                                    Walter Scott, Jr., Chairman
                                    John T. LaMacchia
                                    John F. Schwarz
                                    William E. Wade, Jr.

                               PERFORMANCE GRAPH

     Since 1995, the Company has compared the Cumulative Total Shareholder Return on the Common Stock of the Company with that of the Dow Jones Secondary Oil Index. Beginning in 2002, the Company will use a self-constructed peer group for purposes of assessing its relative Total Shareholder Return. The new peer group consists of Anadarko Petroleum Corp., Apache Corp., Devon Energy Corporation, EOG Resources, Inc., Noble Affiliates, Inc., Ocean Energy, Inc. and Unocal Corporation. The Company selected this peer group from companies in the independent oil and gas exploration and production industry comparable to the Company based on production and reserve size, upstream and North American business focus, product mix and market capitalization. The Company believes that this group is more representative of its peers than the index previously used.

             Comparison of 5-Year Cumulative Total Shareholder Return(1)

                              [PERFORMANCE GRAPH]

                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                   --------   --------   --------   --------   --------   --------
Burlington Resources(2)..........    $100       $ 90       $ 73       $ 68       $106       $ 80
S & P 500........................     100        133        171        207        188        166
Secondary Oil....................     100        100         68         79        126        116
Corporate Peers..................     100         94         75         88        158        124

                             YEAR ENDED DECEMBER 31

               Comparison of Cumulative Total Shareholder Return
                 Since the Company's Initial Public Offering(1)
                              [PERFORMANCE GRAPH]

                                7/8/88    12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Burlington Resources(2).......   $100       $129       $194       $155       $146       $197       $211       $177       $201
S & P 500.....................    100        105        138        133        174        187        206        209        287
Secondary Oil.................                                                100        106        120        115        135
Corporate Peers(3)............    100        108        168        149        136        156        188        183        214

                                12/31/96   12/31/97   12/31/98   12/31/99   12/31/2000   12/31/2001
                                --------   --------   --------   --------   ----------   ----------
Burlington Resources(2).......    $262       $236       $191       $179        $377         $209
S & P 500.....................     353        470        604        731         665          586
Secondary Oil.................     171        171        117        135         216          198
Corporate Peers(3)............     288        271        215        252         456          353

                             YEAR ENDED DECEMBER 31
 10

------------------

NOTES

(1) Assumes that the value of the investment in the Company's Common Stock and in each index was $100 on December 31, 1996 and July 8, 1988, and that all dividends were reinvested.

(2) The Company's Common Stock return assumes that the .24 share of El Paso Natural Gas Company ("EPNG") common stock distributed to the Company's stockholders on June 30, 1992 was sold and the proceeds were reinvested in the Company's Common Stock.

(3) The index is weighted to reflect the relative market capitalization of the peer group companies at the beginning of each period for which a return is indicated.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following information is furnished for the years ended December 31, 2001, 2000, and 1999 with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company and its subsidiaries during 2001 whose salary and bonus exceeded $100,000 ("named executive officers"). Annual compensation includes amounts deferred at the officer's election.

                                                                                             LONG-TERM COMPENSATION
                                                                                 ----------------------------------------------
                                                                                            AWARDS
                                                 ANNUAL COMPENSATION             ----------------------------
                                       ---------------------------------------                     SECURITIES       PAYOUTS
                                                               OTHER ANNUAL      RESTRICTED        UNDERLYING   ---------------
 NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS(1)    COMPENSATION(5)   STOCK AWARDS(2)    OPTIONS     LTIP PAYOUTS(3)
------------------------------  ----   --------   ----------   ---------------   ---------------   ----------   ---------------
Bobby S. Shackouls              2001   $975,000   $1,109,550      $ 82,260          $985,000         100,000      $  911,500
  Chairman of the Board,        2000   $910,020   $  819,018      $ 67,010          $862,500          50,000      $2,265,842
  President and Chief           1999   $825,000   $  618,750      $109,309          $352,500          40,000              --
  Executive Officer
Randy L. Limbacher              2001   $400,020   $  455,223      $  5,270          $246,250          25,000      $  227,875
  Senior Vice President,        2000   $375,000   $  337,500      $  4,794          $172,500          12,000      $  527,209
  Production                    1999   $300,000   $  225,000      $  2,065          $176,250          20,000              --
Steven J. Shapiro(6)            2001   $400,020   $  455,223      $ 20,078          $246,250          25,000      $  227,875
  Senior Vice President         2000   $ 75,255   $   84,375            --                --          50,000              --
  and Chief Financial Officer
John A. Williams                2001   $400,020   $  455,223      $  3,252          $246,250          25,000      $  227,875
  Senior Vice President,        2000   $375,000   $  337,500      $ 45,561          $172,500          12,000      $  555,143
  Exploration                   1999   $350,040   $  262,530      $ 25,491          $176,250          20,000      $   47,068
L. David Hanower                2001   $365,040   $  415,416      $ 21,375          $246,250          25,000      $  227,875
  Senior Vice President,        2000   $325,020   $  292,518      $ 16,526          $172,500          12,000      $  538,503
  Law and Administration        1999   $275,040   $  206,280      $  9,506          $ 88,125           5,000              --


                                 ALL OTHER
 NAME AND PRINCIPAL POSITION    COMPENSATION(4)
------------------------------  ---------------
Bobby S. Shackouls                 $123,137
  Chairman of the Board,           $100,057
  President and Chief              $ 79,595
  Executive Officer
Randy L. Limbacher                 $ 64,376
  Senior Vice President,           $226,544
  Production                       $ 34,239
Steven J. Shapiro(6)               $ 82,235
  Senior Vice President            $  3,750
  and Chief Financial Officer
John A. Williams                   $317,324
  Senior Vice President,           $334,339
  Exploration                      $160,420
L. David Hanower                   $128,563
  Senior Vice President,           $222,005
  Law and Administration           $ 26,258

---------------

NOTES

(1) Unless otherwise noted, bonus payments are reported for the year in which the related services were performed.

(2) The value of restricted stock reported in this column is based on the closing price of the Common Stock on the New York Stock Exchange on the date of grant. On December 31, 2001, Messrs. Shackouls, Limbacher, Shapiro, Williams and Hanower held 55,000, 15,000, 5,000, 15,000 and 12,500 shares, respectively, of restricted Common Stock, having a market value, based on the closing price of the Common Stock on such date, of $2,064,700, $563,100, $187,700, $563,100 and $469,250, respectively. Dividends are paid on restricted Common Stock at the same rate as paid to all stockholders.

(3) Regarding 2001, long-term incentive plan payout pursuant to the Company's 2001 Performance Share Unit Plan ("PSU Plan") for the performance period which began January 1, 2001 and ended on December 31, 2001. Under the PSU Plan, this payment is equal to the number of vested units multiplied by the average closing price of the Company's Common Stock for the 20 business days immediately preceding and including December 31, 2001. Of the units eligible to vest in 2001, 50% were vested. Of this amount, Messrs. Williams and Hanower deferred 100% of their payouts, and Mr. Shapiro deferred $159,513, into phantom shares of the Company's Common Stock. Regarding 2000, long-term incentive plan payout pursuant to the Company's 1997 Performance Share Unit Plan ("1997 PSU Plan") for the performance period which began January 1, 1997 and ended on December 31, 2000. Under the terms of the 1997 PSU Plan, this payment is equal to the number of vested units multiplied by the average closing price of the Company's Common Stock for the 20 business days immediately preceding and including the last day of the performance period. Units vested under the 1997 PSU Plan throughout the four year performance cycle. In aggregate, 65% of the units granted under the 1997 PSU Plan vested.

(4) Includes matching contributions made by the Company during 2001 in the Company's Retirement Savings Plan and Supplemental Benefits Plan for Messrs. Shackouls, Limbacher, Shapiro, Williams and Hanower of $107,641, $59,002, $29,064, $59,002 and $52,605, respectively. Includes matching contributions made by the Company during 2000 in the Company's Retirement Savings Plan and Supplemental Benefits Plan for Messrs. Shackouls, Limbacher, Shapiro, Williams and Hanower of $91,726, $48,000, $3,750, $51,002 and $42,504,
    respectively. Includes matching contributions made by the Company during 1999 in the Company's Retirement Savings Plan and Supplemental Benefits Plan for Messrs. Shackouls, Limbacher, Williams and Hanower of $74,250, $34,001, $41,004 and $26,258, respectively. Includes for Messrs. Shackouls, Limbacher and Williams interest accrued during 2001 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the Company's Deferred Compensation Plan in the amounts of $15,496, $5,374 and $7,490. Includes for Mr. Williams interest accrued during 2001 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the LL&E Deferred Compensation Arrangement in the amount of $174,873. Includes for Messrs. Shackouls, Limbacher and Williams interest accrued during 2000 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the Company's Deferred Compensation Plan in the amounts of $8,331, $2,808 and $121. Includes for Mr. Williams interest accrued during 2000 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the LL&E Deferred Compensation Arrangement in the amount of $144,429. Includes for Messrs. Shackouls, Limbacher and Williams interest accrued during 1999 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the Company's Deferred Compensation Plan in the amounts of $5,345, $239 and $62. Includes for Mr. Williams interest accrued during 1999 in excess of 120% of the applicable federal interest rate with respect to salary and bonus deferrals pursuant to the

LL&E Deferred Compensation Arrangement in the amount of $119,354. Includes in 2001 for Messrs. Shapiro, Williams and Hanower, $53,171, $75,958 and $75,958, respectively, with respect to the discount credited to PSU deferrals into the phantom stock fund. Includes in 2000 for Messrs. Limbacher, Williams and
    Hanower, $175,736, $138,786 and $179,501, respectively, with respect to the discount credited to PSU deferrals into the phantom stock fund.

(5) For Mr. Shackouls, includes $41,177 attributed for personal use of Company airplanes in 1999.

(6) Mr. Shapiro joined the Company October 18, 2000.

                            OPTIONS GRANTED IN 2001

     The following information is furnished for the year ended December 31, 2001 with respect to the named executive officers for stock options which were granted in January 2001 under the Stock Incentive Plan.

                                            NUMBER OF
                                            SECURITIES    % OF TOTAL
                                            UNDERLYING     OPTIONS
                                             OPTIONS       GRANTED      EXERCISE                 GRANT DATE
                                            GRANTED IN   TO EMPLOYEES     PRICE     EXPIRATION    PRESENT
                   NAME                      2001(1)       IN 2001      PER SHARE    DATE(1)      VALUE(2)
                   ----                     ----------   ------------   ---------   ----------   ----------
B. S. Shackouls...........................  98,100(3)        7.6%        $50.72      1/17/11     $2,040,480
                                             1,900(4)         .6%        $50.72      1/16/11     $   36,157

R. L. Limbacher...........................  23,100(3)        1.8%        $50.72      1/17/11     $  480,480
                                             1,900(4)         .6%        $50.72      1/16/11     $   36,157

S. J. Shapiro.............................  23,100(3)        1.8%        $50.72      1/17/11     $  480,480
                                             1,900(4)         .6%        $50.72      1/16/11     $   36,157

J. A. Williams............................  23,100(3)        1.8%        $50.72      1/17/11     $  480,480
                                             1,900(4)         .6%        $50.72      1/16/11     $   36,157

L. D. Hanower.............................  23,100(3)        1.8%        $50.72      1/17/11     $  480,480
                                             1,900(4)         .6%        $50.72      1/16/11     $   36,157

---------------

NOTES

(1) Under the terms of the Stock Incentive Plan, options are granted at fair market value and generally may not be exercised until the employee has completed one year of continuous employment with the Company or its subsidiaries from the grant date. Options have a term of ten years and generally terminate one year following an optionee's death or three years after termination of employment, disability, retirement, termination in certain events following a "Change in Control" of the Company, as defined in the Stock Incentive Plan (a "Change in Control"), or other termination, except that the Compensation and Nominating Committee may terminate options earlier following such other termination of employment of the named executive officers.

(2) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model used the grant date of January 17, 2001, with an option price of $50.72, it assumed a stock price volatility of 39.83 percent, a risk-free rate of return of 6.03 percent and a dividend of $0.55 per year. The value has been reduced by approximately
    23.63 percent to reflect the probability of forfeiture due to termination of employment prior to vesting or of a shortened option term due to termination of employment prior to the expiration date.

(3) Nonqualified stock options which become exercisable on January 17, 2002.

(4) Incentive stock options which become exercisable on January 17, 2002.

            AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END VALUES

     The following information is furnished for the year ended December 31, 2001 with respect to the named executive officers for stock option exercises which occurred during 2001.

                                                              NUMBER OF
                                                        SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                          NUMBER OF                      UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                         SECURITIES                     AT DECEMBER 31, 2001         AT DECEMBER 31, 2001(2)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
         NAME             EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   -----------   -----------   -------------   -----------   -------------
B. S. Shackouls........     --                --       509,000        100,000       $331,997         --
R. L. Limbacher........     --                --        97,100         25,000       $ 82,404         --
S. J. Shapiro..........     --                --        25,000         50,000         --             --
J. A. Williams.........     --                --        97,000         25,000       $ 39,104         --
L. D. Hanower..........    18,418       $368,380       115,525         25,000       $ 66,788         --

---------------

NOTES

(1) This amount is the aggregate of the market value of the Common Stock at the time each stock option was exercised minus the exercise price for that option.

(2) This amount is the aggregate of the number of in-the-money options multiplied by the difference between the exercise price for that option and $37.54, the closing price of the Common Stock on the New York Stock Exchange on December 31, 2001.

                    LONG-TERM INCENTIVE PLAN AWARDS IN 2001

     The following information is furnished for the year ended December 31, 2001 with respect to the named executive officers for grants under the PSU Plan which occurred during 2001.

                                         NUMBER OF UNITS   MAXIMUM PERFORMANCE           MAXIMUM
NAME                                     GRANTED IN 2001   PERIOD UNTIL PAYOUT      FUTURE PAYOUT(1)
----                                     ---------------   -------------------   -----------------------
B. S. Shackouls........................      200,000            12/31/04                 200,000
R. L. Limbacher........................       50,000            12/31/04                  50,000
S. J. Shapiro..........................       50,000            12/31/04                  50,000
J. A. Williams.........................       50,000            12/31/04                  50,000
L. D. Hanover..........................       50,000            12/31/04                  50,000

---------------

NOTE

(1) Under the terms of the PSU Plan, a portion of the units granted may vest with respect to each year during the performance cycle and any remaining unvested units may vest at the end of the performance cycle on December 31, 2004. Participants will receive a cash payment annually equal to the number of vested units multiplied by the average closing price of the Common Stock for the 20 business days immediately preceding and including December 31 of the respective performance period year. In determining whether to vest units, the Compensation and Nominating Committee evaluates the Company's Total Shareholder Return versus the Dow Jones Secondary Oil Index (although beginning in 2002, the Committee will use a self-constructed peer group for purposes of assessing the Company's relative Total Shareholder Return). In addition, the Committee evaluates the Company's performance based on a combination of strategic, operating and financial objectives, which for 2001 included Return on Capital Employed, growth in Appraised Net Worth per share, change in EBITDAX, Production and Reserve Replacement Cost. In 2002, the Committee will also consider Change in Unit Cash Costs and Production will be redefined as Change in Production per Share. Change in EBITDAX will be eliminated. Units vest to the extent that the Committee determines that the Company has achieved its target for these performance objectives. Under the terms of the PSU Plan, the Compensation and Nominating Committee does not establish thresholds or targets with respect to the vesting of units at the time of the initial grant. In the event of a Change in Control (as defined in the plan) of the Company, a participant will vest in a number of units granted for each performance cycle that had not ended prior to the date of the Change in Control equal to the difference, if any, between (i) the product of the total number of units originally granted to the participant multiplied by a fraction (the numerator of which equals the number of days in the performance cycle from the first day of the cycle through the date of the Change in Control and the denominator equals the total number of days in the originally established performance cycle) and (ii) the number of units granted to the participant that had vested prior to the date of the Change in Control. Following a Change in Control, the value of a unit is calculated based on the greater of (x) the highest price at which the Common Stock traded during the 60-day period ending on the date of the Change in Control and (y) the highest price per share paid in connection with such Change in Control.

                                  PENSION PLAN

     Benefit accruals under the qualified pension plan of the Company and its subsidiaries (the "Pension Plan") and the nonqualified Supplemental Benefits Plan (the "Supplemental Benefits Plan") are based on the gross amount of earnings, including incentive bonuses, but excluding all commissions and other extra or added compensation or benefits of any kind or nature. Estimated annual benefit levels under the Plans, based on earnings and years of credited service at age 65, are as follows:

                               PENSION PLAN TABLE

       AVERAGE                          YEARS OF SERVICE AT AGE 65
       PENSION         -------------------------------------------------------------
     EARNINGS(1)          15          20           25            30           35
---------------------  --------    --------    ----------    ----------   ----------
 400,000                 93,990     125,320       156,650       187,980      219,310
 500,000                117,990     157,320       196,650       235,980      275,310
 600,000                141,990     189,320       236,650       283,980      331,310
 700,000                165,990     221,320       276,650       331,980      387,310
 800,000                189,990     253,320       316,650       379,980      443,310
 900,000                213,990     285,320       356,650       427,980      499,310
1,000,000               237,990     317,320       396,650       475,980      555,310
1,100,000               261,990     349,320       436,650       523,980      611,310
1,200,000               285,990     381,320       476,650       571,980      667,310
1,300,000               309,990     413,320       516,650       619,980      723,310
1,400,000               333,990     445,320       556,650       667,980      779,310
1,500,000               357,990     477,320       596,650       715,980      835,310
1,600,000               381,990     509,320       636,650       763,980      891,310
1,700,000               405,990     541,320       676,650       811,980      947,310
1,800,000               429,990     573,320       716,650       859,980    1,003,310
1,900,000               453,990     605,320       756,650       907,980    1,059,310
2,000,000               477,990     637,320       796,650       955,980    1,115,310
2,100,000               501,990     669,320       836,650     1,003,980    1,171,310
2,200,000               525,990     701,320       876,650     1,051,980    1,227,310
2,300,000               549,990     733,320       916,650     1,099,980    1,283,310
2,400,000               573,990     765,320       956,650     1,147,980    1,339,310
2,500,000               597,990     797,320       996,650     1,195,980    1,395,310
2,600,000               621,990     829,320     1,036,650     1,243,980    1,451,310
2,700,000               645,990     861,320     1,076,650     1,291,980    1,507,310
2,750,000               657,990     877,320     1,096,650     1,315,980    1,535,310

---------------

NOTE

(1) Average pension earnings for a given year include salary and bonus payments. Under the Pension Plan, the maximum benefit payable in 2002 is $160,000 and the maximum amount of compensation that may be considered is $200,000. Pension Plan benefits are not reduced by Social Security benefits.

     The Pension Plan formula (as amended as of January 1, 1999) for normal retirement benefits at age 65 is 1.1 percent of the highest three-year average earnings, plus 0.5 percent of the highest three-year average earnings in excess of one-third of the FICA taxable wage base in effect during the year of termination, times the number of years of credited service. An early retirement supplement equal to 1 percent of the highest three-year average earnings up to one-third of the FICA taxable wage base in effect in the year of termination, times the number of years of credited service, is payable until age 65. Both the basic benefit and the early retirement supplement are reduced by 2 percent for each year the employee's actual retirement date precedes the date the employee would have attained age 65. Years of credited service under the Pension Plan at age 65 for Messrs. Shackouls, Limbacher, Shapiro, Williams, and Hanower would be 22, 37, 16, 23, and 34, respectively.

                   EMPLOYMENT AGREEMENTS AND SEVERANCE PLANS

     The Company has an agreement with Mr. Shackouls which provides for his employment as Chairman of the Board, President and Chief Executive Officer of the Company at a minimum annual salary of $825,000, effective for three years from the date the Company notifies him that it does not wish to extend the term. The Agreement shall terminate automatically on the date of the Company's Annual Meeting of Stockholders following Mr. Shackouls' 60th birthday. This agreement provides that upon termination of employment within two years after a Change in Control of the Company, Mr. Shackouls will be entitled to the greater of the benefits under the employment agreement or the Company's Executive Change in Control Severance Plan (the "Change in Control Severance Plan"). Pursuant to this agreement, Mr. Shackouls is entitled to additional years of credited service under the Supplemental Benefits Plan if he remains employed by the Company until age 55 or is terminated by the Company prior to age 55.

     The Change in Control Severance Plan provides severance benefits following a Change in Control for certain officers of the Company and its subsidiaries, including the named executive officers listed in the Summary Compensation Table, in an amount equal to (i) three times the sum of annual salary plus the bonus amount defined in the plan and (ii) a pro rata bonus amount for the year in which the change in control occurs. The Change in Control Severance Plan also provides for the continuation of life, health, survivor benefit and long-term disability insurance for a period of up to 36 months subsequent to a participant's termination of employment following a Change in Control as well as a supplemental pension payable under the Supplemental Benefits Plan calculated by adding three years of additional credited pension service and certain other benefits. Benefits are payable under the Change in Control Severance Plan for any termination of employment within two years of the date of a Change in Control, except where termination is by reason of death, disability, for cause, instituted by the employee for other than good reason or the employee is offered employment with a divested operating unit of the Company. The Change in Control Severance Plan also provides that the Company will pay legal fees and expenses incurred by a participant to enforce rights or benefits under this plan.

     The Company also has an agreement with Mr. Shapiro which provides that if
(i) Mr. Shapiro is still employed by the Company on his 55th birthday or (ii) before his 55th birthday, Mr. Shapiro's employment with the Company is involuntarily terminated by the Company (other than for "Cause" or as a result of his death or "Permanent Disability," each as defined in the Company's Key Executive Severance Protection Plan), Mr. Shapiro will receive upon termination of his employment with the Company a supplemental pension benefit equal to the difference between the benefit calculated using his actual service and the benefit calculated assuming Mr. Shapiro had an additional three (3) years of credited service. This supplemental pension benefit will be calculated using the provisions of the qualified Pension Plan and the non-qualified Supplemental Benefits Plan in effect at the time Mr. Shapiro's employment with the Company is terminated.

     The Company also has an agreement with Mr. Williams under which he waived his rights under the termination agreement he previously executed while at LL&E. The agreement provides that if Mr. Williams' employment is terminated under certain defined circumstances prior to September 30, 2002, he will be paid $3 million, reduced by $83,333 a month for every month he is employed after September 1999. Any benefits paid under this agreement are not payable in addition to any other severance or termination benefits, but will be reduced by the payments under any other termination or severance plan.

     The Company has also agreed to provide certain employees formerly employed in the Company's Seattle, Washington office, including Mr. Hanower, with additional pension related benefits based on projected compensation if their employment terminates prior to eligibility for early retirement.

     The Internal Revenue Code of 1986, as amended (the "Code"), imposes an excise tax on payments to certain employees following a Change in Control if the payments meet certain requirements and exceed certain limits set forth in the Code. If payments under the Change in Control Severance Plan (the "Severance Payments") are subject to this excise tax, the Company will pay an additional amount to the participant (the "Gross-Up Payment") such that the participant retains, after payment of the excise tax on the Severance Payments and the Gross-Up Payment and any income tax and Medicare tax on the Gross-Up Payment, an amount equal to the Severance Payments.

                            PROPOSAL TO APPROVE THE
              BURLINGTON RESOURCES INC. 2002 STOCK INCENTIVE PLAN

     On January 9, 2002, the Compensation and Nominating Committee of the Board of Directors and the Board of Directors approved the Company's 2002 Stock Incentive Plan (the "Stock Incentive Plan") and approved its submission to the stockholders for their approval. The purpose of the Stock Incentive Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain officers and key employees for the Company and its subsidiaries by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's officers and key employees to the long term interests of the Company's stockholders. The Stock Incentive Plan succeeds the Company's 1993 Stock Incentive Plan, which will terminate upon stockholder approval of the 2002 Stock Incentive Plan but will remain in effect for options granted prior to its termination. The Stock Incentive Plan provides for the grant of stock options, stock appreciation rights ("SARs"), and restricted shares of the Company's Common Stock ("Restricted Stock").

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

     The following is a summary of the Stock Incentive Plan and is qualified in its entirety by the full text thereof which is attached to this Proxy Statement as EXHIBIT A.

ADMINISTRATION OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan will be administered by the Board of Directors or, in the event the Board of Directors appoints and/or authorizes a committee to administer the Stock Incentive Plan, by such committee (the "Plan
Administrator"). The Board of Directors has appointed the Compensation and Nominating Committee of the Board of Directors as the Plan Administrator.

     The Plan Administrator has the discretion to decide when and to whom to grant stock options, SARs and Restricted Stock and to establish the terms and conditions relating to such awards. The Plan Administrator has full authority to construe and interpret the Stock Incentive Plan, to establish, amend and rescind rules and regulations relating to the Stock Incentive Plan, to grant options, SARs and Restricted Stock, to administer the Stock Incentive Plan and to take all such steps and make all such determinations in connection with the Stock Incentive Plan and the awards granted thereunder as it may deem necessary or advisable, which determination is final and binding upon participants in the Stock Incentive Plan. No member of the Plan Administrator is eligible to receive awards or grants under the Stock Incentive Plan.

ELIGIBILITY

     To be eligible for selection by the Plan Administrator to receive a grant under the Stock Incentive Plan, an individual must be an officer, including all of the Company's executive officers, or key employee of the

Company or its subsidiaries as of the date of such grant and a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Non-employee directors of the Company are not eligible to participate in the Stock Incentive Plan.

SHARES AVAILABLE FOR THE PLAN

     Subject to certain adjustments, the maximum number of shares for which options, SARs and Restricted Stock may at any time be granted under the Stock Incentive Plan is 7,500,000 shares of Common Stock. Of this total, the number of shares for which Restricted Stock may be granted under the Stock Incentive Plan may not exceed 2,000,000 shares of Common Stock. The Stock Incentive Plan provides that an employee may not receive options for more than 750,000 shares of Common Stock in any one year. The closing price for the Company's Common Stock on the New York Stock Exchange on February 20, 2002 was $34.86.

     In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan and, with respect to outstanding grants, may make appropriate adjustments in the number of shares and the option price.

STOCK OPTIONS

     Grant of Options. Options may be granted to eligible employees in such number and at such times during the term of the Stock Incentive Plan as the Plan Administrator determines, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator deems relevant. An option granted under the Stock Incentive Plan may be either an Incentive Stock Option (an "ISO"), which is intended to meet the requirements defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a Nonqualified Stock Option (an "NSO").

     Terms and Conditions of Options. The price per share of Common Stock at which each option is exercisable (the "option price") is determined by the Plan Administrator at the time of grant, but may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Repricing of outstanding options is not permitted under the Stock Incentive Plan. Options are exercisable at such time and under such conditions as are set forth in the option grant, but in no event may any ISO be exercisable subsequent to the day before the tenth anniversary of the date on which the option is granted, nor will any other option be exercisable later than the tenth anniversary of the date of its grant. In general, an optionee may not exercise an option until he or she has completed one year of continuous employment with the Company or one of its subsidiaries from and including the date on which the option is granted, or such longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of the death or permanent disability of an optionee before such period of continuous employment is completed. In addition, upon the occurrence of a change of control (as defined in the Stock Incentive Plan), all outstanding options, to the extent not then currently exercisable, will become exercisable in full.

STOCK APPRECIATION RIGHTS

     The Plan Administrator may grant SARs to eligible employees in connection with any option granted under the Stock Incentive Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such SARs cover the same shares covered by the related option (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and are subject to the same terms and conditions as the related options and such further terms and conditions as are determined by the Plan Administrator. A SAR entitles the holder of the related option to surrender to the Company the unexercised, related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value (as defined in the Stock Incentive Plan) of a share of Common Stock on the date of exercise over the option price times the number of shares covered by the option, or portion thereof, which is surrendered.

RESTRICTED STOCK

     Restricted Stock may be granted to eligible employees in such number and at such times as the Plan Administrator determines, taking into account the duties of the respective participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator deems relevant. In addition, the Board of Directors has authorized the Chief Executive Officer to grant up to an aggregate of 200,000 shares of Restricted Stock to non-executive, management employees provided the maximum awarded to any individual does not exceed 2,000 shares per grant. Employees who receive Restricted Stock have all the rights of stockholders with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares. During a period of years following the date of grant, as determined by the Plan Administrator, which in no event will be less than one year, the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or permanent disability. Restricted Stock is forfeited if the employee terminates employment with the Company for any reason before the expiration of the restriction period or if the employee attempts to sell, exchange, transfer, pledge or otherwise dispose of such Restricted Stock; provided, however, that the Plan Administrator may waive or modify such restrictions. In addition, all restrictions on Restricted Stock lapse upon the employee's death or permanent disability or any termination of employment determined by the Plan Administrator to end such restrictions. All such restrictions terminate immediately upon a change of control (as defined in the Stock Incentive Plan).

TERM OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan shall be effective upon approval by the stockholders of the Company at this Annual Meeting of Stockholders or any continuation thereof. Grants under the Stock Incentive Plan may be made from time to time within the period commencing upon approval of the plan by the stockholders of the Company and ending ten (10) years after the earlier of the adoption of the plan by the Board of Directors and the approval of the plan by the stockholders. Grants made under the Stock Incentive Plan may extend beyond that date and the terms and conditions of the Stock Incentive Plan will continue to apply to such grants and to shares of Common Stock acquired upon exercise thereof.

AMENDMENT OF THE STOCK INCENTIVE PLAN

     The Board of Directors and the Plan Administrator shall each independently have the authority from time to time to amend the Stock Incentive Plan as it deems desirable without further approval of the stockholders. Notwithstanding the foregoing, any increase in the number of shares available under the Stock Incentive Plan for grants as ISOs and any change in the designation of the group of employees eligible to receive ISOs under the Stock Incentive Plan shall be subject to stockholder approval in accordance with Section 422 of the Code.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK INCENTIVE PLAN

     The following discussion summarizes the material federal income tax consequences of participation in the Stock Incentive Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign consequences.

     ISOs. An optionee will not recognize any income upon either grant or exercise of an ISO, although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the purchase price of the shares is included in income for purposes of the alternative minimum tax. The treatment of any gain realized upon sale or other disposition of the Company Common Stock received upon exercise of an ISO will depend on the holding period. If the optionee does not dispose of the stock received within either one year after exercise of the ISO or two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If the optionee disposes of his or her shares within either one year after exercise of the ISO or two years after grant, such disposition will be a disqualifying disposition. In the case of a disqualifying disposition, the portion of the gain realized on disposition equal to the excess of the fair market value of the shares at the time the ISO was exercised over the option price will be ordinary income taxable as compensation in the year of disposition. The balance, if any, of the gain will be capital gain.

     If the optionee sells the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised, the optionee's ordinary income will be limited to the excess of the amount realized upon the disposition over the adjusted basis in the shares.

     In the event of a disqualifying disposition in which ordinary income is realized by the optionee, the Company will only withhold income taxes from the optionee's compensation with respect to that ordinary income element if the optionee elects to have withholding imposed.

     The Company is entitled to a deduction with respect to an ISO only in the taxable year of the Company in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

     Nonqualified Stock Options. An optionee will not recognize any income upon either grant or vesting of a Nonqualified Stock Option. Upon exercise of any part of a Nonqualified Stock Option, the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the then fair market value of the shares acquired. The Company must withhold taxes from the optionee's compensation with respect to the ordinary income recognized by the optionee upon exercise.

     In general, upon a subsequent disposition of the shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income at the time of exercise. Any gain recognized on such disposition would generally be taxed as long-term or short-term capital gain depending on the length of time the optionee is deemed to have held these shares and the holding period in effect at the time. The Company will be entitled to a deduction for federal income tax purposes upon exercise of a Nonqualified Stock Option in an amount equal to the ordinary income recognized by the optionee, provided that the deduction is not otherwise disallowed under the Code.

     The treatment of SARs is essentially the same as the treatment of the related options granted under the Stock Incentive Plan.

     Restricted Stock. The recipient of Restricted Stock will not be subject to tax upon its grant, unless the recipient makes an election under Section 83(b) of the Code. Assuming no election under Section 83(b) is made, the holder will be subject to tax at ordinary income tax rates at the time of the expiration or earlier termination of the Restriction Period in an amount equal to the fair market value of the Restricted Stock at the time that the Restriction Period lapses or terminates. Any further gain would be capital gain. If a holder makes an election under Section 83(b) of the Code, the holder will be subject to tax at ordinary income rates based on the fair market value of the Restricted Stock at the date of grant. Any further gain would be capital gain. The Company must withhold taxes and will be entitled to a deduction with respect to the amount of ordinary income recognized by the employee, unless otherwise disallowed under the Code.

     Tax Effect of Change in Control Provisions. If vesting is accelerated for any grant under the Stock Incentive Plan, exercise by the holder could result in the imposition of an additional 20% excise tax on, and denial of a deduction to the Company for, all or a portion of the total payments made to the employee upon the Change in Control. The applicability and amount of the excise tax will depend on the amount of the payments subject to the Change in Control provisions, including the amount of payments received under the Severance Protection Plan, and the other circumstances of the employee.

     Cap on Company Deductions for Certain Compensation. Under the Omnibus Reconciliation Act of 1993 (the "Act"), certain compensation payments in excess of $1 million are subject to a cap on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the corporation or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Stock options and SARs can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated, and shareholder and Board approval is obtained. The ISO, Nonqualified Stock Option, and SAR portions of the Stock Incentive Plan have been drafted to comply with these performance-based criteria.

     Restricted Stock does not satisfy the definition of performance-based compensation unless the granting or vesting of the Restricted Stock is based upon the attainment of specified performance goals.

                           REPORT BY AUDIT COMMITTEE

     The primary responsibility of the Audit Committee of the Board of Directors is to assist the Board of Directors in overseeing management and the independent auditors in fulfilling their responsibilities in the financial reporting process of the Company. The Audit Committee is composed of five independent directors and operates under a written charter adopted and approved by the Board of Directors on April 19, 2000. During the fiscal year 2001, the Audit Committee held six meetings.

     It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's Code of Conduct.

     Based on the Audit Committee's review of the audited financial statements, its discussions with management regarding the audited financial statements, its receipt of written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, its discussions with the independent auditors regarding such auditor's independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61 as amended and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for such fiscal year.

                                    AUDIT COMMITTEE

                                    Kenneth W. Orce, Chairman
                                    Reuben V. Anderson
                                    Laird I. Grant
                                    James F. McDonald
                                    Donald M. Roberts

                                    AUDITORS

     The Board of Directors has appointed PricewaterhouseCoopers L.L.P. ("PWC") as independent public accountants for the year ending December 31, 2002.

     Representatives of PWC will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for professional services rendered by PWC for the audit of the Company's financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $1,851,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PWC did not provide the Company any financial information systems design and implementation services as used in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed for services rendered by PWC, other than for audit services and financial information systems design and implementation services, for the fiscal year ended December 31, 2001 were $1,150,350. These services included work for benefit plan audits, tax compliance and consulting, registration statements and business continuity planning consultation.

GENERAL

     The Audit Committee of the Company's Board of Directors has considered whether the provision of services by PWC covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above is compatible with maintaining PWC's independence.

     None of the hours expended on PWC's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2001, were attributed to work performed by persons other than PWC's full-time, permanent employees.

                            EXPENSES OF SOLICITATION

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the management will be borne by the Company. In addition, D. F. King & Co. has been retained to aid in the solicitation at an estimated fee of $10,000. Proxies may be solicited by personal interview, mail and telephone. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

                            ELECTRONIC PROXY VOTING

     Registered shareholders can vote their shares via (1) a toll-free telephone call from the U.S. and Canada; or (2) the Internet; or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. The Company has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

                                 OTHER MATTERS

     Management knows of no other matters which are likely to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

                                 ANNUAL REPORT

     This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information is furnished in the Company's 2001 Annual Report to stockholders and such information is incorporated herein by reference thereto. A copy of the Company's 2001 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder of record.

Stockholders not receiving a copy of such Annual Report may obtain one by writing or calling Mr. Jeffery P. Monte, Corporate Secretary, Burlington Resources Inc., 5051 Westheimer, Suite 1400, Houston, Texas 77056-2124, telephone (713) 624-9500.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2003 ANNUAL MEETING

     Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2003 Annual Meeting of Stockholders must be mailed to Mr. Jeffery P. Monte, Corporate Secretary, Burlington Resources Inc., 5051 Westheimer, Suite 1400, Houston, Texas 77056-2124, and must be received by the Corporate Secretary on or before November 15, 2002.

     Stockholder proposals submitted outside of the procedures set forth above, including nominations for Directors, must be mailed to Mr. Jeffery P. Monte, Corporate Secretary, at the address above and must be received by the Corporate Secretary on or before January 14, 2003. If a proposal is received after that date, the Company's proxy for the 2003 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2003 Annual Meeting.

                                      By Order of the Board of Directors

                                      JEFFERY P. MONTE
                                      Corporate Secretary

                                                                       EXHIBIT A

                           BURLINGTON RESOURCES INC.

                           2002 STOCK INCENTIVE PLAN

                                   SECTION 1

                                    PURPOSE

     The purpose of the Burlington Resources Inc. 2002 Stock Incentive Plan (the "Plan") is to promote the interests of Burlington Resources Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain officers and key employees in the employ of the Company and its subsidiaries by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of the Company's officers and key employees to the long term interests of the Company's stockholders. The Plan provides for the grant of stock options, stock appreciation rights and restricted stock in accordance with the terms and conditions set forth below.

                                   SECTION 2

                                  DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1.  BENEFICIARY

     The person or persons designated by the Participant pursuant to Section 6.4(f) to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.2.  BOARD OF DIRECTORS

     The Board of Directors of the Company.

2.3.  CAUSE

     The Company may terminate the Participant's employment for Cause. As used in the Plan, the term "Cause" shall have the following meaning: (i) in the case of a Participant covered by the Company's Executive Change in Control Severance Plan, the term "Cause" shall have the same meaning as set forth in the Company's Executive Change in Control Severance Plan, as it may be amended from time to time, and (ii) in the case of any Participant not covered by clause (i) above, the term "Cause" shall have the same meaning as set forth in the Company's Employee Change in Control Severance Plan, as it may be amended from time to time.

2.4.  CHANGE IN CONTROL

     As used in the Plan, the term "Change in Control" shall have the same meaning as set forth in the Company's Executive Change in Control Severance Plan, as it may be amended from time to time.

2.5.  CODE

     The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant thereto.

2.6.  COMMON STOCK

     The Common Stock of the Company, $.01 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.7.  EXCHANGE ACT

     The Securities Exchange Act of 1934, as amended.

2.8.  FAIR MARKET VALUE

     As applied to a specific date, the mean between the highest and lowest quoted selling prices at which Common Stock was sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal on such date or, if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. Notwithstanding the foregoing, upon the exercise, during the thirty (30) day period following a Change in Control, of a stock appreciation right granted in connection with a Nonqualified Option, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right and
(ii) if the Change in Control is one described in clause (b) of Section 2.7 of the Company's Executive Change in Control Severance Plan or results from a tender or exchange offer for Common Stock, the highest price per share paid for Common Stock in connection with such Change in Control.

2.9.  GOOD REASON

     As used in the Plan, the term "Good Reason" shall have the following meaning: (i) in the case of a Participant covered by the Company's Executive Change in Control Severance Plan, the term "Good Reason" shall have the same meaning as set forth in the Company's Executive Change in Control Severance Plan, as it may be amended from time to time, and (ii) in the case of any Participant not covered by clause (i) above, the term "Good Reason" shall have the same meaning as set forth in the Company's Employee Change in Control Severance Plan, as it may be amended from time to time.

2.10.  INCENTIVE STOCK OPTION

     An option intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code, as in effect at the time of grant of such option, or any statutory provision that may hereafter replace such Section.

2.11.  INSIDER PARTICIPANT

     Any person who is selected by the Plan Administrator to receive options, stock appreciation rights and/or Restricted Stock hereunder and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations issued thereunder.

2.12.  MAXIMUM ANNUAL EMPLOYEE GRANT

     The Maximum Annual Employee Grant set forth in Section 6.1.

2.13.  NONQUALIFIED OPTION

     An option not intended to meet the requirements of an Incentive Stock
Option.

2.14.  OPTION PRICE

     The price per share of Common Stock at which each option is exercisable.

2.15.  PARTICIPANT

     An eligible employee to whom an option, stock appreciation right or Restricted Stock is granted under the Plan as set forth in Section 4.

2.16.  PERMANENT DISABILITY

     As used in the Plan, the term "Permanent Disability" shall have the following meaning: (i) in the case of a Participant covered by the Company's Executive Change in Control Severance Plan, the term "Permanent Disability" shall have the same meaning as set forth in the Company's Executive Change in Control Severance Plan, as it may be amended from time to time, and (ii) in the case of any Participant not covered by clause (i) above, the term "Permanent Disability" shall have the same meaning as set forth in the Company's Employee Change in Control Severance Plan, as it may be amended from time to time, except that, prior to a Change in Control, the determination of "Permanent Disability" for a person not covered by clause (i) above shall be made by the Company's Benefits Committee rather than the Company's Chief Executive Officer.

2.17.  PLAN ADMINISTRATOR

     The Board of Directors or the committee appointed and/or authorized pursuant to Section 3 to administer the Plan.

2.18.  RESTRICTED STOCK

     Common Stock granted under the Plan that is subject to the requirements of
Section 8 and such other restrictions as the Plan Administrator deems appropriate.

2.19.  RULE 16B-3

     Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

2.20.  SUBSIDIARY

     An entity, including, without limitation, a corporation, limited liability company or joint venture, in which the Company owns (directly or indirectly) a significant equity interest and which entity is designated by the Plan Administrator as a subsidiary for purposes of the Plan.

                                   SECTION 3

                                 ADMINISTRATION

     3.1. The Plan shall be administered by the Board of Directors or, in the event the Board of Directors shall appoint and/or authorize a committee or committees to administer the Plan, by such committee or committees. Such committee shall be a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator."

     In the event a member of the Board of Directors (or the committee) may be eligible, subject to the restrictions set forth in Section 4, to participate in or receive or hold options, stock appreciation rights and/or Restricted Stock under the Plan, no member of the Board of Directors or the committee shall vote with respect to the granting of options, stock appreciation rights and/or Restricted Stock hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options, stock appreciation rights and Restricted Stock to directors, then any option, stock appreciation right or Restricted

Stock granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

     The members of any committee serving as Plan Administrator shall be appointed by the Board of Directors for such term as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Board of Directors.

     With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

     3.2. Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant options, stock appreciation rights and Restricted Stock thereunder, to administer the Plan, to make recommendations to the Board of Directors, to take all such steps and make all such determinations in connection with the Plan and the options, stock appreciation rights and Restricted Stock granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants, so long as such interpretation and construction with respect to Incentive Stock Options correspond to the requirements of Section 422 of the Code. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be required or necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

     3.3. Each member of any committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

     3.4. The fact that a member of the Board of Directors is, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an option, stock appreciation right and/or Restricted Stock shall not disqualify him or her from taking part in and voting at any time as a member of the Board of Directors in favor of or against any amendment or repeal of the Plan.

                                   SECTION 4

                                  ELIGIBILITY

     To be eligible for selection by the Plan Administrator to receive a grant of an option, stock appreciation right or Restricted Stock under the Plan, an individual must be an officer or a key employee of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual such option, stock appreciation right or Restricted Stock and a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success.

                                   SECTION 5

                         SHARES AVAILABLE FOR THE PLAN

     5.1. Subject to Section 5.3, the maximum number of shares for which options, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is seven million five hundred thousand (7,500,000) shares of Common Stock, all such shares to be held in the Company's treasury or out of the authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Board of Directors. Upon (a) the expiration or termination in whole or in part of unexercised options and stock appreciation rights or the surrender of an option, or portion thereof, upon exercise of a related stock appreciation right for cash or (b) the forfeiture of Restricted Stock, shares of Common Stock which were subject thereto shall again be available for grants of options, stock appreciation rights and Restricted Stock under the Plan.

     5.2. Notwithstanding the foregoing, and subject to Section 5.3, the number of shares for which Restricted Stock may be granted pursuant to Section 8 of the Plan may not exceed two million (2,000,000) shares of Common Stock.

     5.3. In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan, the Maximum Annual Employee Grant and, with respect to outstanding options, stock appreciation rights and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price.

                                   SECTION 6

                                 STOCK OPTIONS

     6.1. Options may be granted to eligible employees in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their past, present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan; provided, that the maximum number of shares with respect to which an option or options may be granted to any eligible employee in any one (1) calendar year will not exceed seven hundred fifty thousand (750,000) shares (the "Maximum Annual Employee Grant"). The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

     6.2. An option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Option.

     6.3 Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Participant agrees otherwise. Incentive Stock Options may be granted only to persons who are employees of the Company or of a subsidiary of the Company (within the meaning of Section 424(f) of the Code) at the time of grant. The total number of shares which may be purchased upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the total specified in Section 5.1. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to options generally, shall be subject to the following conditions:

          (a) A Participant must not, immediately before an Incentive Stock Option is granted, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or a subsidiary of the Company (within the meaning of Section 424(f) of the Code). This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option, determined at the time the option is granted, and (ii) the option is not exercisable more than five (5) years from the date the option is granted.

          (b) To the extent that the aggregate Fair Market Value (determined at the time of the grant of the option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonqualified Options.

          (c) Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the option to be an Incentive Stock Option.
 28

     6.4. Except as otherwise provided in Section 6.3, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

     (a)  OPTION PRICE

          The Option Price shall be determined by the Plan Administrator at the time of grant, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the option is granted. Repricing of outstanding stock options shall not be permitted under the Plan.

     (b)  DURATION OF OPTIONS

          Options shall be exercisable at such time and under such conditions as set forth in the option grant, but in no event shall any Incentive Stock Option be exercisable subsequent to the day before the tenth anniversary of the date on which the option is granted, nor shall any other option be exercisable later than the tenth anniversary of the date of its grant.

     (c)  EXERCISE OF OPTIONS

          Subject to Section 6.4(j), an optionee may not exercise an option until he or she has completed one (1) year of continuous employment with the Company or one of its Subsidiaries from and including the date on which the option is granted, or such longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death or Permanent Disability of an optionee before such period of continuous employment is completed. Thereafter, shares of Common Stock covered by an option may be purchased at one time or in such installments during the option period as may be provided in the option grant. Any shares not purchased on the applicable installment date may be purchased at one time or in such installments over the balance of the option period as may be provided in the option grant. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised.

     (d)  PAYMENT

          The purchase price of shares purchased under options shall be paid in full to the Company upon the exercise of the option by delivery of consideration equal to the product of the Option Price and the number of shares purchased. Such consideration may be either (i) in cash or check acceptable to the Company or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine at the time the option is granted that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the purchase price of shares purchased under the option. If specifically authorized in the option grant, shares of Common Stock with a Fair Market Value equal to all or a portion of the purchase price of shares purchased under options may be withheld from the shares issuable to the Participant upon the exercise of the option. The Fair Market Value of such Common Stock as is withheld shall be valued as of the day prior to exercise of the option.

     (e)  RESTRICTIONS

          The Plan Administrator shall determine and reflect in the option grant, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine.

     (f)  NONTRANSFERABILITY OF OPTIONS

          During a Participant's lifetime, an option may be exercisable only by the Participant and options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to (i) designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death (as provided in Section 6.4(i)) or (ii) transfer a Nonqualified Option. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

     (g)  PURCHASE FOR INVESTMENT

          The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6.4(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted as contemplated in Section 9.

     (h)  TERMINATION OF EMPLOYMENT

          Upon the termination of a Participant's employment with the Company and its Subsidiaries for any reason other than death or Permanent Disability, the Participant's option shall be exercisable only to the extent that it was then exercisable and, unless the term of the option expires sooner, such option shall expire according to the following schedule; provided, however, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

       (i)  RETIREMENT

             The option shall expire, unless exercised, thirty-six (36) months after the Participant's retirement from the Company or any Subsidiary.

        (ii)  DISABILITY

             The option shall expire, unless exercised, thirty-six (36) months after the Participant's Permanent Disability.

        (iii)  INVOLUNTARY TERMINATION

             The option shall expire, unless exercised, twenty-four (24) months after a Participant is terminated as an employee by the Company or any Subsidiary for any reason other than Cause or Permanent Disability, unless the Chief Executive Officer of the Company shall have determined in a specific case that the option should terminate when the Participant's employment status ceases; provided, however, that for officers and directors who are subject to Section 16 of the Exchange Act, such determination shall be made by the Plan Administrator.

        (iv)  TERMINATION FOLLOWING A CHANGE IN CONTROL

             The option shall expire, unless exercised, within thirty-six (36) months of a Participant's termination of employment (other than a termination by the Company or a Subsidiary for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

        (v)  DEATH OF PARTICIPANT

             Upon the death of a Participant, whether during the Participant's period of employment or during the thirty-six (36) month period referred to in Section 6.4(h)(i), (ii) or (iv) or the twenty-four (24) month period referred to in Section 6.4(h)(iii), the option shall expire, unless the term of the option expires sooner, thirty-six (36) months after the date of the Participant's death, unless the option is exercised within such thirty-six (36) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the Participant's option rights shall have passed by will or the laws of descent and distribution; provided, however, that the Plan Administrator may determine in a particular case that specific limitations and restrictions under the Plan shall not apply.

        (vi)  ALL OTHER TERMINATIONS

             In the event of a termination not described in subsections (i),
        (ii), (iii), (iv) or (v) of this Section 6.4(h), including, without limitation, termination for Cause or voluntary terminations, the option shall expire upon termination of employment.

             Leaves of absence for such period and purposes conforming to the personnel policy of the Company or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment.

             Notwithstanding other Plan provisions pertaining to the times at which options may be exercised, no option shall continue to be exercisable, pursuant to this Section 6.4(h), at a time that would violate the maximum duration of Section 6.4(b).

     (i)  CHANGE IN CONTROL

          Notwithstanding other Plan provisions pertaining to the times at which options may be exercised, all outstanding options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. However, a Participant may elect, by filing a written election with the Plan Administrator prior to such Change in Control, that this accelerated exercisability shall not apply to any or all of the Incentive Stock Options held by the Participant as the Participant may designate.

     (j)  RIGHTS AS STOCKHOLDER

          A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

                                   SECTION 7

                           STOCK APPRECIATION RIGHTS

     7.1. The Plan Administrator may grant stock appreciation rights to eligible employees in connection with any option granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such stock appreciation rights shall cover the same shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     7.2. Each stock appreciation right shall entitle the holder of the related option to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. The value of any fractional shares shall be paid in cash.

     7.3.  Stock appreciation rights are subject to the following restrictions:

          (a) Each stock appreciation right shall be exercisable at such time or times that the option to which it relates shall be exercisable or at such other times as the Plan Administrator may determine. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable only within the period specified in the related option.

          (b) Except in the event of a Change in Control, the Plan Administrator in its sole discretion may approve or deny in whole or in part a request to exercise a stock appreciation right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

          (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a stock appreciation right is exercised, the related option shall be deemed to have been surrendered, unexercised and canceled.

          (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

          (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same terms and conditions as would apply to the acquisition of Common Stock acquired upon acquisition of the related option, as set forth in Section 6.4.

                                   SECTION 8

                                RESTRICTED STOCK

     8.1. Restricted Stock may be granted to eligible employees in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their past, present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company and, subject to the provisions hereof, shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares; provided, however, that the shares themselves, and any new, additional or different shares or securities which the Participant may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described.

     8.2. A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, upon payment to the Company of consideration determined by the Plan Administrator, if any, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the
 32
certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 8.3) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

     8.3. During a period of years following the date of grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock or by resolution of the Plan Administrator adopted at any time; provided, however, that not more than three percent (3%) of the maximum number of shares for which options, stock appreciation rights and Restricted Stock may be granted under the Plan (as defined in Section 5.1) shall be granted with a Restriction Period of less than three (3) years.

     8.4. Except as provided in Section 8.5 or 8.6, upon the termination of a Participant's employment with the Company and its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

     8.5. The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse upon the Participant's death or Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

     8.6. The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

     8.7. When the restrictions imposed by Section 8.3 expire or otherwise lapse with respect to one (1) or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock for each share of Restricted Stock. At that time, the written instrument referred to in Section 8.1, as it relates to such shares, shall be terminated.

     8.8. Subject to Section 8.2, each Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant.

     8.9. Notwithstanding the foregoing provisions of this Section 8, the Board of Directors may delegate to any officer of the Company the right to grant Restricted Stock to non-executive, management employees of the Company and its Subsidiaries pursuant to this Section 8, subject to such limitations on the number of shares of Restricted Stock that may be granted by such officer to any individual employee and in the aggregate and such other limitations as the Board of Directors may prescribe. If the Board of Directors delegates such authority to an officer, such officer shall (subject to such limitations and conditions as the Board of Directors may impose) have the powers of the Plan Administrator with respect to the Restricted Stock granted by the officer pursuant to such authority, including without limitation the power to establish the terms of such Restricted Stock consistent with this Section 8 and the power to end the Restriction Period early pursuant to Section 8.5.

     8.10. Notwithstanding the foregoing provisions of this Section 8, unless the Plan Administrator determines otherwise, a Participant may irrevocably elect, by filing an election with the Plan Administrator in a form prescribed by the Plan Administrator no later than the date which is 12 months prior to the date on which the restrictions are otherwise scheduled to expire with respect to any Restricted Stock, that such Restricted Stock be forfeited, and that such Participant receive in lieu thereof a credit to a deferred compensation account under the Company's Deferred Compensation Plan in an amount equal to the Fair Market Value of the number of shares of Common Stock corresponding to the number of shares of Restricted Stock as to which the election is made; provided, however, that such deferred compensation account shall be forfeited if the Restricted Stock covered by the deferral election would have been forfeited if no election had been made pursuant to this Section 8.10. Any such deferral into a deferred compensation account under the Company's Deferred Compensation Plan shall be governed in all respects by the terms of the Company's Deferred Compensation Plan, and the Participant's election shall include such elections as to method of payment and investment of accounts as may be permitted under the Company's Deferred Compensation Plan.

                                   SECTION 9

                        REGULATORY APPROVALS AND LISTING

     9.1. The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an option or stock appreciation right granted under the Plan prior to:

          (a) the obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

          (b) the listing of such shares on any stock exchange on which the Common Stock may then be listed; or

          (c) the completion of any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

     9.2. All certificates for shares delivered pursuant to Section 8.8 in respect of Restricted Stock awards shall be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this
Section 9.2 shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions is no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

                                   SECTION 10

                      EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall be effective upon approval by the stockholders of the Company in April of 2002. Options, stock appreciation rights and Restricted Stock may be granted pursuant to the Plan from time to time within the period commencing upon approval of the Plan by the stockholders of the Company and ending ten (10) years after the earlier of the adoption of the Plan by the Board of Directors and the approval of the Plan by the stockholders. Options, stock appreciation rights and Restricted Stock theretofore granted may extend beyond that date, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired thereunder.

                                   SECTION 11

                               GENERAL PROVISIONS

     11.1. Nothing contained in the Plan, or in any option, stock appreciation right or Restricted Stock granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

     11.2. Grants, vesting or payment of options, stock appreciation rights or Restricted Stock shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or a Subsidiary, or required by law or by contractual obligations of the Company or a Subsidiary.

     11.3. The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

     11.4. Leaves of absence for such periods and purposes conforming to the personnel policy of the Company or a Subsidiary, as applicable, shall not be deemed terminations or interruptions of employment. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant's reemployment rights are guaranteed by statute or contract.

     11.5. Subject to Section 6.4(h) in the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the options, stock appreciation rights and/or Restricted Stock granted to the Participant prior to such date shall not be affected.

     11.6. The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

     11.7. Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to options, stock appreciation rights and Restricted Stock under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign. Unless otherwise provided in the option grant, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an option other than the option currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an option or stock appreciation right or upon the vesting of the Restricted Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the optionee upon exercise of an option or stock appreciation right or upon the vesting of the Restricted Stock to satisfy tax withholding obligations (but not in excess of minimum required withholding obligation). The Fair Market Value of such Common Stock as is withheld shall be valued as of the day prior to exercise of the option or stock appreciation right or the vesting of the Restricted Stock.

     Tax advice should be obtained by the Participant prior to the Participant's
(x) entering into any transaction under or with respect to the Plan, (y) designating or choosing the time of distributions under the Plan, or (z) disposing of any shares of Common Stock issued under the Plan.

                                   SECTION 12

              AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN

     12.1. Subject to Section 12.2, the Board of Directors and the Plan Administrator shall each independently have the authority from time to time to make such amendments to the Plan as it may deem desirable without further approval of the stockholders of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 9; provided, however, that no change in any option, stock appreciation right or Restricted Stock theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

     12.2. Any increase in the number of shares available under the Plan for grant as Incentive Stock Options and any change in the designation of the group of employees eligible to receive Incentive Stock Options under the Plan shall be subject to stockholder approval in accordance with Section 422 of the Code.

     12.3. The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock or rights not at the time subject to any option, stock appreciation right or grant of Restricted Stock.

                                   SECTION 13

                           COMPLIANCE WITH RULE 16b-3

     It is the intention of the Company that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 and, if any Plan provision is later found not to be in compliance with such Section, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Insider Participants without so restricting, limiting or conditioning the Plan with respect to other Participants.

                                                     [BURLINGTON RESOURCES LOGO]
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT                            NOTICE OF
YOUR MANAGEMENT WILL APPRECIATE THE PROMPT        ANNUAL MEETING
RETURN OF YOUR SIGNED PROXY SO THE SHARES YOU     OF STOCKHOLDERS
OWN WILL BE REPRESENTED AT THE ANNUAL MEETING OF  AND
STOCKHOLDERS.                                     PROXY STATEMENT

--------------------------------------------------------------------------------

                                             TO BE HELD IN THE AMBASSADOR ROOM,
                                             THE ST. REGIS HOTEL,
                                             1919 BRIAR OAKS LANE
                                             HOUSTON, TEXAS
                                             APRIL 17, 2002
                                             9:00 A.M.

                                                                       332-PS-02

[BURLINGTON RESOURCES LOGO]


March 15, 2002


To our Stockholders:


You are cordially invited to attend the Annual Meeting of Stockholders of Burlington Resources Inc. to be held at 9:00 a.m., local time, on Wednesday, April 17, 2002, in the Ambassador Room of The St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas. Detailed information about the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. The Company has Internet and telephone voting options for your convenience. We ask that you vote as soon as possible, by using either the Internet or telephone options or by signing and returning your proxy by mail in the envelope provided.


Sincerely,

/s/ BOBBY S. SHACKOULS

Bobby S. Shackouls
Chairman of the Board,
President and Chief Executive Officer


  [0332 - BURLINGTON RESOURCES] [FILE NAME: ZBRL62.ELX][LOGOS - ZBURL, ZBRSIG]
         [VERSION - (3)] [02/26/02] [ORIG. 02/12/02]
                               DETACH HERE                                ZBRL62





                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS

            BURLINGTON RESOURCES INC. ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 17, 2002



         The undersigned hereby appoints Bobby S. Shackouls and L. David Hanower, and each or either of them, with full power of substitution, as the proxy or the proxies (the "Proxies") of the undersigned to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held in the Ambassador Room, The St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas on April 17, 2002 at 9:00 a.m. local time, and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if present at such Annual Meeting. In the election of directors, this proxy will be voted in accordance with the specifications so made on the reverse side. If no direction is given, this proxy will be voted FOR Proposal 1 and Proposal 2. Said proxies shall have discretionary authority as to any other matters that may properly come before the meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.




SEE REVERSE    (IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE)    SEE REVERSE
  SIDE                                                                   SIDE

[BURLINGTON RESOURCES LOGO]
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940




VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

1.       READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.       CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

3.       ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR
         NAME.

4.       FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:

1.       READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.       GO TO THE WEBSITE http://www.eproxyvote.com/br

3.       ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR
         NAME.

4.       FOLLOW THE INSTRUCTIONS PROVIDED.

                            YOUR VOTE IS IMPORTANT!
                  Go to http://www.eproxyvote.com/br anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


       [0332 - BURLINGTON RESOURCES] [FILE NAME: ZBRL61.ELX][LOGO- ZBURL]
                  [VERSION - (3)] [03/01/02] [ORIG. 02/12/02]
                               DETACH HERE                                ZBRL61

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL
                                       1.

1. Election of Directors.

NOMINEES: (01) R. V. Anderson, (02) L.I. Grant, (03) R.J. Harding,
          (04) J.T. LaMacchia, (05) J.F. McDonald, (06) K.W. Orce,
          (07) D.M. Roberts, (08) J.F. Schwarz, (09) W. Scott, Jr.,
          (10) B.S. Shackouls and (11) W. E. Wade, Jr.

            FOR   [ ]        [ ]  WITHHELD




[ ]
   --------------------------------------
   For all nominees except as noted above



Signature:                              Date:
           --------------------------         --------------------------

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL
                                       2.

                                                     FOR    AGAINST   ABSTAIN
2. Adoption of 2002 Stock Incentive Plan.            [ ]      [ ]        [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                            [ ]

                       MARK HERE FOR COMMENTS                            [ ]

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. Joint owners should each sign.


Signature:                              Date:
           --------------------------         --------------------------